UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     August 20, 2013

MAGELLAN GOLD CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	_333-174287	27-3566922
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2010A Harbison Drive # 312, Vacaville, CA  95687
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707) 884-3766

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        Effective August 20, 2013, Magellan Gold Corporation, a Nevada corporation (the “Company”) entered into Amendment No. 1 to Option Agreement (“Amendment”) with Columbus Silver (US) Corporation, a Nevada corporation and wholly-owned subsidiary of Columbus Exploration Corporation (TSXV: CLX).    A copy of the Amendment is filed herewith.

ITEM 9.01:       EXHIBITS

(c)	Exhibit

Item	Title

10.1	Amendment No. 1 dated August 20, 2013 to Option Agreement dated August 28, 2012.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magellan Gold Corporation

Date: August 23, 2013.	By: ___/s/ John C. Power____
John C. Power, President

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